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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2002 (July 26, 2002)
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                              Level 8 Systems, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                    000-26392                     11-2920559
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(State or other jurisdiction       (Commission                  (IRS Employer
    of incorporation)              File Number)              Identification No.)


8000 Regency Parkway, Cary, North Carolina                          27511
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code       (919) 380-5000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 5.  Other Events
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         On July 26, 2002, Level 8 Systems, Inc. announced that it has been notified by Nasdaq that the bid price of the Company's common stock has remained below the minimum $1.00 per share bid price requirement for more than 30 consecutive trading days. The Company has until October 14, 2002 to regain compliance or the Company risks having its common stock delisted from the Nasdaq National Market.

         The bid price of the Company's common stock must close at $1.00 per share or more for a minimum of ten consecutive trading days to regain compliance and maintain its listing on the Nasdaq National Market. Under certain circumstances, Nasdaq may require that the closing bid price exceed $1.00 per share or more for more than ten consecutive trading days before notifying the Company that it has regained compliance.

         If the bid price of the Company's common stock does not comply with the minimum bid price requirement prior to October 14, 2002, the Company expects to apply for transfer to The Nasdaq SmallCap Market. To transfer, the Company must satisfy the continued inclusion requirements for the SmallCap Market, which makes available an extended grace period for meeting the minimum $1.00 bid price requirement. If the transfer application is approved, the Company will be afforded the 180-calendar day SmallCap Market grace period, or until January 13, 2003, to demonstrate compliance. The company may also be eligible for an additional 180-calendar day grace period provided that it meets the initial listing criteria for the SmallCap Market.

Item 7.  Exhibits
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(c)      Exhibits.
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         No.                  Description
         ---                  -----------
         99.1                 Press Release dated July 26, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 29, 2002                   LEVEL 8 SYSTEMS, INC.



                                  By:         /s/ John P. Broderick
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                                          John P. Broderick
                                          Chief Financial Officer,
                                          Treasurer and Secretary

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                                  EXHIBIT INDEX

         No.                  Description
         ---                  -----------
         99.1                 Press Release dated July 26, 2002.